Acquisitions	12 Months Ended
Dec. 31, 2024
Acquisitions
Acquisitions

24) Acquisitions

On September 3, 2024, the Partnership’s wholly owned subsidiary, KNOT Shuttle Tankers AS, acquired KNOT Shuttle Tankers 31 AS (“KNOT 31”), the company that owns and operates the Tuva Knutsen. The purchase price for the vessel was $97.5 million, less $69.0 million of outstanding indebtedness related to the Tuva Knutsen plus approximately $0.4 million for certain capitalized fees related to the financing of the Tuva Knutsen and plus customary working capital purchase price adjustments of $2.7 million.

On July 1, 2022, the Partnership’s wholly owned subsidiary, KNOT Shuttle Tankers AS, acquired KNOT Shuttle Tankers 35 AS (“KNOT 35”), the company that owns and operates the Synnøve Knutsen. The purchase price for the vessel was $119.0 million, less $87.7 million of outstanding indebtedness related to the Synnøve Knutsen plus approximately $0.6 million for certain capitalized fees related to the financing of the Synnøve Knutsen and plus customary working capital purchase price adjustments of $5.9 million.

The board of directors of the Partnership and the Conflicts Committee approved the purchase price for the transactions. The Conflicts Committee retained a financial advisor to assist with its evaluation of each of the transactions. The cost of the fee paid to the financial advisor was divided equally between the Partnership and KNOT. Acquisition related costs of $0.03 million as of September 3, 2024, were capitalized as a component of the assets acquired. Acquisition related costs of $0.04 million as of July 1, 2022, were capitalized as a component of the assets acquired. The allocation of the purchase price to acquired identifiable assets was based on their estimated fair values at the date of acquisition. The purchase price of the acquisition has been allocated to the identifiable assets acquired. The details of the transaction are as follows:

	Final	Final
	Tuva Knutsen	Synnøve Knutsen
	September 3,	July 1,
(U.S. Dollars in thousands)	2024	2022
Purchase consideration (1)	$31,557	$37,907
Less: Fair value of net assets acquired:
Vessels and equipment (2)	125,161	119,119
Cash	1,782	5,702
Inventories	285	291
Derivatives assets	1,773	958
Others current assets	1,101	211
Amounts due from related parties	—	53
Long-term debt	(69,038)	(87,661)
Deferred debt issuance	404	592
Trade accounts payable	(249)	(160)
Accrued expenses	(1,419)	(694)
Amounts due to related parties	(615)	(503)
Contract liabilities: Unfavourable contract rights (refer to Note 15 (b))	(27,628)	(1)
Subtotal	31,557	37,907
Difference between the purchase price and fair value of net assets acquired	$—	$—
(1)	The purchase consideration comprises the following:

	Final	Final
	Tuva Knutsen	Synnøve Knutsen
	September 3,	July 1,
(U.S. Dollars in thousands)	2024	2022
Cash consideration paid to KNOT (from KNOP)	$—	$31,931
Cash consideration paid to KNOP (from KNOT)	(1,135)	—
Asset swap (sale of the Dan Cisne)	30,000	—
Purchase price adjustments	2,659	5,937
Acquisition-related costs	33	39
Purchase price	$31,557	$37,907
(2)	Vessel and equipment includes allocation to drydocking (in thousands) of $910 and $2,133 related to the Tuva Knutsen and the Synnøve Knutsen, respectively.